News Release

January 3, 2006
FOR IMMEDIATE RELEASE

For West Bancorporation media inquiries:
Katy Mackay, Director of Marketing
515-222-2359

For West Bancorporation financial inquiries:
Doug Gulling, Chief Financial Officer
515-222-2309

WEST BANCORPORATION, INC. COMPLETES PURCHASE OF

INVESTORS MANAGEMENT GROUP FROM AMCORE FINANCIAL, INC.

WEST DES MOINES, IA – West Bancorporation, Inc. (NASDAQ: WTBA) today announced the completion of the acquisition of Investors Management Group (IMG), a wholly-owned subsidiary of AMCORE Financial, Inc. (NASDAQ: AMFI). The financial terms of the arrangement were not disclosed.

The acquisition fits into the wealth management structure already in place at West Bancorporation, complementing the money management services currently offered by the West Bank trust department and through its subsidiary WB Capital Management Inc., doing business as VMF Capital.

“The purchase of IMG expands our comprehensive asset management solutions for insurance companies, foundations and endowments, pooled public funds, institutional investors, mutual funds and high net-worth customers,” said Thomas E. Stanberry, chairman, president and CEO of West Bancorporation. “West Bancorporation’s growth will continue to be driven by the addition of financial solutions that add value to our relationships with our customers. IMG fits perfectly into that profile.”

IMG has assets under management of $4 billion. IMG will continue to manage fixed-income investments for AMCORE clients and will manage AMCORE Bank’s bond portfolio.

“Founded in Des Moines, IMG has been serving customers in the upper Midwest for over 20 years,” said Stanberry. “We are pleased to bring its ownership back home to Iowa.”

ABOUT WEST BANCORPORATION

West Bancorporation, Inc. is headquartered in West Des Moines, Iowa. Serving Iowans for 113 years, West Bank, a wholly owned subsidiary of West Bancorporation, is a community bank that focuses on lending, deposit services and trust services for consumers and small to medium sized businesses. The Bank has two full-service offices in Iowa City, one full-service office in Coralville, and eight full-service offices in the greater Des Moines area. VMF Capital, a wholly owned subsidiary of West Bancorporation, has offices in Cedar Rapids, and Des Moines, Iowa, providing portfolio management services to individuals, retirement plans, corporations, foundations and endowments. West Bancorporation common stock is listed on the NASDAQ National Market under the symbol “WTBA.” Further information about West Bancorporation can be found at www.westbankiowa.com.

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the agreement between AMCORE Financial, Inc. and West Bancorporation, Inc. including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized; (ii) statements with respect to West Bancorporation’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as ‘believes’, ‘expects’, ‘anticipates’, ‘estimates’, ‘intends’, ‘plans’, ‘targets’ and similar expressions. These statements are based upon the current beliefs and expectations of West Bancorporation’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Contemplated, projected, forecasted or estimated results in such forward-looking statements involve certain inherent risks and uncertainties. A number of factors — many of which are beyond the ability of West Bancorporation to control or predict — could cause actual results to differ materially from those in its forward-looking statements. These factors include the risks detailed from time-to-time in each company’s SEC reports, including the Annual Report and form 10-K for the year ended December 31, 2004.

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